                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-62158

MORGAN STANLEY DEAN WITTER
LIMITED TERM MUNICIPAL TRUST
PROSPECTUS --JUNE 30, 1998
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Morgan Stanley Dean Witter Limited Term Municipal Trust (the "Fund") is a
no-load, open-end diversified management investment company whose investment objective is to provide a high level of current income that is exempt from federal income tax, consistent with the preservation of capital and prescribed standards of quality and maturity. The Fund seeks to achieve its objective by investing predominately in intermediate term, investment grade municipal securities with an anticipated average dollar-weighted maturity range of 7 to 10 years and a maximum average dollar-weighted maturity of 12 years. (See "Investment Objective and Policies".)

Shares of the Fund are sold and redeemed at net asset value without the imposition of a sales charge. In accordance with a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 with Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), the Fund authorizes the Distributor or any of its affiliates, including Morgan Stanley Dean Witter Advisors Inc., to make payments, out of their own resources, for specific expenses incurred in promoting the distribution of the Fund's shares.

This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated June 30, 1998, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.

MORGAN STANLEY DEAN WITTER
LIMITED TERM MUNICIPAL TRUST
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048
(212) 392-2550 OR
(800) 869-NEWS (TOLL-FREE)

TABLE OF CONTENTS

Prospectus Summary.....................................................      2

Summary of Fund Expenses...............................................      3

Financial Highlights...................................................      3

The Fund and its Management............................................      4

Investment Objective and Policies......................................      4

 Risk Considerations ..................................................      6

Investment Restrictions................................................      8

Purchase of Fund Shares................................................      9

Shareholder Services...................................................     10

Redemptions and Repurchases............................................     13

Dividends, Distributions and Taxes.....................................     13

Performance Information................................................     14

Additional Information.................................................     15

  Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

           Morgan Stanley Dean Witter Distributors Inc., Distributor

PROSPECTUS SUMMARY
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
The                 The Fund is organized as a Massachusetts business trust and is a no-load, open-end, diversified management
Fund                investment company investing predominately in intermediate term municipal bonds.
------------------  -------------------------------------------------------------------------------------------------------------
Shares              Shares of beneficial interest with $0.01 par value (see page 15).
Offered
------------------  -------------------------------------------------------------------------------------------------------------
Offering            The price of the shares offered by this Prospectus is determined once daily as of 4:00 p.m., New York time,
Price               on each day that the New York Stock Exchange is open, and is equal to the net asset value per share without a sales charge (see page 10).
------------------  -------------------------------------------------------------------------------------------------------------
Minimum Purchase    Minimum initial purchase, $1,000; ($100 if the account is opened through EasyInvestSM); minimum subsequent investment, $100 (see page 9).
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Investment          The investment objective of the Fund is to provide investors with a high level of current income that is
Objective           exempt from federal income tax, consistent with the preservation of capital and prescribed standards of quality and maturity.
------------------  -------------------------------------------------------------------------------------------------------------
Investment Policies The Fund will invest at least 75% of its net assets in municipal securities rated A or better by Moody's
                    Investors Service ("Moody's") or Standard & Poor's Corporation ("S&P"). The municipal securities in the Fund's portfolio will have an anticipated average dollar-weighted maturity range of 7 to 10 years and a maximum average dollar-weighted maturity of 12 years (see page 4).
------------------  -------------------------------------------------------------------------------------------------------------
Investment Manager  Morgan Stanley Dean Witter Advisors Inc., the Investment Manager of the Fund, and its wholly-owned subsidiary, Morgan Stanley Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 101 investment companies and other portfolios with assets of approximately $114.6 billion at May 31, 1998 (see page 4).
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Management          The Investment Manager receives a monthly fee at the annual rate of 0.50% of the average daily net assets
Fee                 (see page 4).
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Dividends and       Dividends are declared daily and paid monthly. Capital gains distributions, if any, are paid at least once a
Capital Gains       year or are retained for reinvestment by the Fund. Dividends and distributions are automatically invested in
Distributions       additional shares at net asset value unless the shareholder elects to receive cash (see page 13).
------------------  -------------------------------------------------------------------------------------------------------------
Distributor         Morgan Stanley Dean Witter Distributors Inc. (the "Distributor") sells shares of the Fund through Dean Witter
and Plan of         Reynolds Inc. ("DWR") and other selected broker-dealers pursuant to selected broker-dealer agreements. The
Distribution        Distributor has entered into a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of
                    1940, as amended (the "Act"), with the Fund authorizing the Distributor or any of its affiliates, including the
                    Investment Manager, to make payments out of their own resources for expenses incurred in connection with the promotion or distribution of the Fund's shares (see page 9).
------------------  -------------------------------------------------------------------------------------------------------------
Redemption          Shares are redeemable at net asset value. An account may be involuntarily redeemed if total value of the account is less than $100 or, if the account was opened through EasyInvestSM, if after twelve months the shareholder has invested less than $1,000 in the account (see page 13).
------------------  -------------------------------------------------------------------------------------------------------------
Shareholder         Automatic Investment of Dividends and Distributions (unless otherwise requested); Investment of Distributions
Services            Received in Cash; Exchange Privilege; Systematic Withdrawal Plan; EasyInvestSM (see page 10).
------------------  -------------------------------------------------------------------------------------------------------------
Risk Considerations The prices of interest-bearing securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Certain of the tax-exempt securities in which the Fund may invest without limit may subject certain investors to the federal, and any applicable state, alternative minimum tax (see page 6).
------------------  -------------------------------------------------------------------------------------------------------------


The above is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information.

SUMMARY OF FUND EXPENSES
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The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are for the fiscal year ended March 31, 1998.

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases.................................       None
Maximum Sales Charge Imposed on Reinvested Dividends......................       None
Deferred Sales Charge.....................................................       None
Redemption Fees...........................................................       None
Exchange Fee..............................................................       None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees...........................................................      0.50%
12b-1 Fees................................................................       None
Other Expenses............................................................      0.33%
Total Fund Operating Expenses.............................................      0.83%

 EXAMPLE                                                        1 YEAR    3 YEARS   5 YEARS    10 YEARS
                                                               -------- ---------  --------- ----------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end
of each time period:                                              $8        $26       $46        $103

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE FUND MAY BE MORE OR LESS THAN THOSE SHOWN.

The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and Its Management."

FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------

The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, the notes thereto and the unqualified report of independent accountants which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request from the Fund.


                                                                                             FOR THE PERIOD
                                                     FOR THE YEAR ENDED MARCH 31,            JULY 12, 1993*
                                           -------------------------------------------------     THROUGH
                                               1998        1997         1996        1995     MARCH 31, 1994
                                           ----------- -----------  ----------- -----------  ----------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period  ...    $ 9.91      $ 9.95       $ 9.56      $ 9.61        $10.00
                                           ----------- -----------  ----------- -----------  --------------
 Net investment income....................      0.40        0.40         0.41        0.42          0.29
 Net realized and unrealized gain (loss)        0.35       (0.04)        0.39       (0.05)        (0.39)
                                           ----------- -----------  ----------- -----------  --------------
 Total from investment operations ........      0.75        0.36         0.80        0.37         (0.10)
 Less dividends from net investment
  income..................................     (0.40)      (0.40)       (0.41)      (0.42)        (0.29)
                                           ----------- -----------  ----------- -----------  --------------
 Net asset value, end of period...........    $10.26      $ 9.91       $ 9.95      $ 9.56        $ 9.61
                                           =========== ===========  =========== ===========  ==============
TOTAL INVESTMENT RETURN+..................      7.70%       3.65%        8.42%       4.01%        (1.11)%(1)
RATIOS TO AVERAGE NET ASSETS:
 Expenses.................................      0.83%       0.88%(4)     0.87%(4)    0.76%         0.31%(2)(3)
 Net investment income....................      3.92%       3.99%        4.09%       4.41%         3.92%(2)(3)
SUPPLEMENTAL DATA:
 Net assets, end of period, in thousands .   $57,500     $61,098      $72,766     $85,499      $170,589
 Portfolio turnover rate .................        --          --           --           2%            6%(1)

------------
 *     Commencement of operations.
 + Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) If the Fund had borne all of its expenses that were assumed/reimbursed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been 0.75% and 3.48%, respectively.
(4)    Does not reflect the effect of expense offset of 0.01%.

THE FUND AND ITS MANAGEMENT
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   Morgan Stanley Dean Witter Limited Term Municipal Trust (the "Fund")
(formerly named Dean Witter Limited Term Municipal Trust) is a no-load, open-end, diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of The Commonwealth of Massachusetts on February 25, 1993.

   Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. The Investment Manager, which was incorporated in July, 1992 under the name Dean Witter InterCapital Inc., changed its name to Morgan Stanley Dean Witter Advisors Inc. on June 22, 1998.

   MSDW Advisors and its wholly-owned subsidiary, Morgan Stanley Dean Witter Services Company Inc., ("MSDW Services"), serve in various investment management, advisory, management and administrative capacities to a total of 101 investment companies, 28 of which are listed on the New York Stock Exchange, with combined total assets, including this Fund, of approximately $110.3 billion as of May 31, 1998. The Investment Manager also manages portfolios of pensions plans, other institutions and individuals which aggregated approximately $4.3 billion at such date.

   The Fund has retained the Investment Manager, pursuant to an Investment Management Agreement, to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. MSDW Advisors has retained Morgan Stanley Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund. The Fund's Board of Trustees reviews the various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

   As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.50% to the Fund's net assets determined as of the close of each business day. For the fiscal year ended March 31, 1998, the Fund accrued total compensation to the Investment Manager amounting to 0.50% of the Fund's average daily net assets and the Fund's total expenses amounted to 0.83% of the Fund's average daily net assets.

INVESTMENT OBJECTIVE AND POLICIES
-----------------------------------------------------------------------------

   The investment objective of the Fund is to provide a high level of current income that is exempt from federal income tax, consistent with the preservation of capital and prescribed standards of quality and maturity. The Fund will seek to achieve its investment objective by investing predominately in intermediate term municipal securities. The investment objective is a fundamental policy of the Fund and may not be changed without the approval of the holders of a majority of the Fund's shares. There is no assurance that the Fund's investment objective will be achieved.

   The Fund will invest at least 75% of its net assets in (a) Municipal Bonds which are rated at the time of purchase within the three highest grades by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"); (b) Municipal Notes which at the time of purchase are rated in the two highest grades by Moody's or S&P, or, if not rated, have outstanding one or more issues of Municipal Bonds rated as set forth in clause (a) of this paragraph; and (c) Municipal Commercial Paper which at the time of purchase are rated P-1 by Moody's or A-1 by S&P. The Fund may also invest up to 25% of its net assets in municipal securities rated Baa by Moody's or BBB by S&P, or if not rated, are determined by the Investment Manager to be the equivalent of Baa/BBB or better. A description of municipal security ratings is contained in the Appendix to the Statement of Additional Information.

   The municipal securities in the Fund's portfolio will have an anticipated average dollar-weighted maturity range of 7 to 10 years, with a maximum average dollar-weighted maturity of 12 years. However, at least 80% of the net assets of the Fund will be subject to an average dollar-weighted maturity constraint of 15 years. When computing the average dollar-weighted maturity, the Fund intends to treat investments which permit the holder to demand payment of principal at any time or at specified intervals prior to the stated final maturity as having a maturity equal to the next demand date. The final maturity of these demand obligations will be no more than

25 years, until such time as the Staff of the Securities and Exchange Commission has determined the appropriateness of using maturity shortening techniques for obligations with longer final maturities.

   The foregoing percentage and rating limitations apply at the time of acquisition of a security based on the last previous determination of the net asset value of the Fund. Any subsequent change in any rating by a rating service or change in percentages resulting from market fluctuations or other changes in total assets of the Fund will not require elimination of any security from the Fund's portfolio. Therefore, the Fund may hold securities which have been downgraded from ratings of Baa or BBB or lower by Moody's or S&P. However such investments may not exceed 5% of the net assets of the Fund. Any investments which exceed this limitation will be eliminated from the portfolio within a reasonable period of time (such time as the Investment Manager determines that it is practicable to sell the investment without undue market or tax consequences to the Fund). Municipal obligations rated below investment grade by Moody's or S&P are considered to be speculative investments, some of which may not be currently paying any interest and may have extremely poor prospects of ever attaining any real investment standing.

   The two principal classifications of municipal obligations and commercial paper are "general obligation" and "revenue" obligations or commercial paper. General obligation bonds, notes or commercial paper are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds, notes or commercial paper include a state, its counties, cities, towns and other governmental units. Revenue bonds, notes or commercial paper are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from specific revenue sources. Revenue bonds, notes or commercial paper are issued for a wide variety of purposes, including the financing of electric, gas, water and sewer systems and other public utilities; industrial development and pollution control facilities; single and multi-family housing units; public buildings and facilities; air and marine ports, transportation facilities such as toll roads, bridges and tunnels; and health and educational facilities such as hospitals and dormitories. They rely primarily on user fees to pay debt service, although the principal revenue source is often supplemented by additional security features which are intended to enhance the creditworthiness of the issuer's obligations. In some cases, particularly revenue bonds issued to finance housing and public buildings, a direct or implied "moral obligation" of a governmental unit may be pledged to the payment of debt service. In other cases, a special tax or other charge may augment user fees.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value.

WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a "when, as and if issued" basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

HEDGING ACTIVITIES

The Fund may enter into financial futures contracts, options on such futures and municipal bond index futures contracts for hedging purposes.

FINANCIAL FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may invest in financial futures contracts and related options thereon. The Fund may sell a financial futures contract or purchase a put option on such futures contract, if the Investment Manager anticipates interest rates to rise, as a hedge against a decrease in the value of the Funds' portfolio securities. If the Investment Manager anticipates that interest rates will decline, the Fund may purchase a financial futures contract or a call option thereon to protect against an increase in the price of the securities that the Fund intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was effected.

   Although the terms of financial futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the securities. Closing out of a futures contract is effected by entering into an offsetting purchase or sale transaction.

   Unlike a financial futures contract, which requires the parties to buy and sell a security on a set date, an option on such a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract (a long position in the case of a call option and a short position in the case of a put option). If the holder decides not to enter into the contract, the premium paid for the option on the contract is lost. Since the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract as there is by a purchaser or seller of a futures contract. The value of the option does change and is reflected in the net asset value of the Fund.

MUNICIPAL BOND INDEX FUTURES. The Fund may utilize municipal bond index futures contracts for hedging purposes. The strategies in employing such contracts will be similar to that discussed above with respect to financial futures and options thereon. A municipal bond index is a method of reflecting in a single number the market value of many different municipal bonds and is designed to be representative of the municipal bond market generally. The index fluctuates in response to changes in the market values of the bonds included within the index. Unlike futures contracts on particular financial instruments, transactions in futures on a municipal bond index will be settled in cash, if held until the close of trading in the contract. However, like any other futures contract, a position in the contract may be closed out by a purchase or sale of an offsetting contract for the same delivery month prior to expiration of the contract.

   The Fund may not enter into futures contracts or related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for option premiums exceeds 5% of the value of the Fund's total assets. The Fund may not purchase or sell futures contracts or related options, if, immediately thereafter, more than one-third of the net assets of the Fund would be hedged.

OPTIONS. The Fund may purchase or sell (write) options on debt securities as a means of achieving additional return or hedging the value of the Fund's portfolio. The Fund would only buy options listed on national securities exchanges. The Fund will not purchase options on behalf of the Fund if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's total assets.

LENDING OF PORTFOLIO SECURITIES. The Fund will not lend portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 25% of the value of the total assets of the Fund.

RISK CONSIDERATIONS

MUNICIPAL SECURITIES AND RATINGS. The value of the Fund's portfolio securities and, therefore, the Fund's net asset value per share, may increase or decrease due to various factors, principally changes in prevailing interest rates and the ability of the issuers of the Fund's portfolio securities to pay interest and principal on such obligations on a timely basis. Generally, a rise in interest rates will result in a decrease in the Fund's net asset value per share, while a drop in interest rates will result in an increase in the Fund's net asset value per share.

   Under normal conditions, at least 80% of the total assets of the Fund will be invested in securities, the interest on which is exempt from federal income taxes. However, the Fund may invest more than 20% of its total assets in taxable money market instruments in order to maintain a temporary "defensive" position, when, in the opinion of the Investment Manager, prevailing market or financial conditions (including unavailability of securities of requisite quality) so warrant. Certain of the tax-exempt securities in which the Fund may invest without limit may subject certain investors to the federal alternative minimum tax or any applicable state alternative minimum tax and, therefore, a substantial portion of the income produced by the Fund may be taxable to such investors under any federal or any applicable state alternative minimum tax. The Fund, therefore, may not be a suitable investment for investors who are subject to the alternative minimum tax. The suitability of the Fund for these investors will depend upon a comparison of the after-tax yield likely to be provided from the Fund to comparable tax-exempt investments not subject to such tax and also to comparable fully taxable investments in light of each investor's tax position. See "Dividends, Distributions and Taxes."

   Investments in municipal bonds rated either Baa by Moody's or BBB by S&P (investment grade bonds--the lowest rated permissible investments by the Fund) have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings.

   The ratings assigned by Moody's and S&P represent their opinions as to the quality of the securities which they undertake to rate (see the Appendix to the Statement of Additional Information). It should be emphasized, however, that the ratings are general and not absolute standards of quality.

LEASE OBLIGATIONS. Included within the revenue bonds category, as noted above, are participations in lease obligations or installment purchase contracts (hereinafter collectively called "lease obligations") of municipalities. State and local governments, agencies or authorities issue lease obligations to acquire equipment and facilities. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases, and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer), have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

   In addition, lease obligations represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional municipal obligations, and, as a result, certain of such lease obligations may be considered illiquid securities. To determine whether or not the Fund will consider such securities to be illiquid (the Fund may not invest more than fifteen percent of its net assets in illiquid securities), the Trustees of the Fund have established guidelines to be utilized by the Fund in determining the liquidity of a lease obligation. The factors to be considered in making the determination include: 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

FUTURES CONTRACTS AND OPTIONS ON FUTURES. A risk in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to such futures contracts may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. The risk of imperfect correlation will be increased by the fact that the financial futures contracts in which the Fund may invest are on taxable securities rather than tax-exempt securities, and there is no guarantee that the prices of taxable securities will move in a similar manner to the prices of tax-exempt securities. The correlation may be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

   Another risk is that the Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold financial futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale.

   In addition to the risks that apply to all options transactions (see the Statement of Additional Information for a description of the characteristics of, and the risks of investing in, options on debt securities), there are several special risks relating to options on futures. In particular, the ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.

ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

   A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

YEAR 2000. The investment management services provided to the Fund by the Investment Manager and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Investment Manager, the Distributor and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time.

   In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial. Accordingly, the Fund's investments may be adversely affected.

   For additional risk disclosure, please refer to the "Investment Objective and Policies" section of the Prospectus and to the "Investment Practices and Policies" section of the Statement of Additional Information.

PORTFOLIO MANAGEMENT

The Fund's portfolio is actively managed by its Investment Manager with a view to achieving the Fund's investment objective. The Fund is managed within MSDW Advisors' Tax-Exempt Group, which manages 39 tax-exempt municipal bond funds, with approximately $11 billion in assets as of May 31, 1998. Ms. Katherine H. Stromberg is the Fund's portfolio manager. Ms. Stromberg has been a municipal bond portfolio manager for more than 15 years and has been a portfolio manager at MSDW Advisors for over five years. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc., Morgan Stanley & Co. Incorporated and other broker-dealers that are affiliates of the Investment Manager, the views of others regarding economic developments and interest rate trends; and the Investment Manager's own analysis of factors it deems relevant.

   Brokerage commissions are not normally charged on the purchase or sale of municipal obligations, but such transactions may involve costs in the form of spreads between bid and asked prices. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain taxable money market instruments with Dean Witter Reynolds Inc. In addition, the Fund may incur brokerage commissions on futures' and options' transactions conducted through Dean Witter Reynolds Inc., Morgan Stanley & Co. Incorporated and other brokers and dealers that are affiliates of the Investment Manager. It is not anticipated that the portfolio trading engaged in by the Fund will result in its portfolio turnover rate exceeding 100%.

INVESTMENT RESTRICTIONS
-----------------------------------------------------------------------------

   The investment restrictions listed below are among the restrictions, a complete listing of which is contained in the Statement of Additional Information, which have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act.

   For purposes of the following restrictions: (a) an "issuer" of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that particular security, provided that the guarantee of a security will be considered a separate security and provided further that a guarantee of a security shall not be deemed to be a security issued by the guarantor if the value of all securities issued or guaranteed by the guarantor and owned by the Fund does not exceed 10% of the value of the total assets of the Fund; (b) a "taxable security" is any security the interest on which is subject to federal income tax; and (c) all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio.

   The Fund may not:

     1. With respect to 75% of its total assets, purchase securities of any issuer if, immediately thereafter, more than 5% of the value of its total assets are in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

     2. With respect to 75% of its total assets, purchase more than 10% of all outstanding taxable debt securities of any one issuer (other than debt securities issued, or guaranteed as to principal and interest by, the United States Government, its agencies or instrumentalities).

     3. Invest 25% or more of the value of its total assets in securities of ssuers in any one industry (industrial development and pollution control bonds are grouped into industries based upon the business in which the issuers of such obligations are engaged). This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to domestic bank obligations.

   Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

PURCHASE OF FUND SHARES
-----------------------------------------------------------------------------

   The Fund offers it shares for sale to the public on a continuous basis at the offering price without the imposition of a sales charge. The offering price will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value"). Pursuant to a Distribution Agreement between the Fund and Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors" or the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and are offered by Dean Witter Reynolds Inc. ("DWR"), a selected dealer and subsidiary of Morgan Stanley Dean Witter & Co., and other broker-dealers which have entered into selected broker-dealer agreements with the Distributor ("Selected Broker-Dealers"). It is anticipated that DWR will undergo a change of corporate name which is expected to incorporate the brand name of "Morgan Stanley Dean Witter," pending approval of various regulatory authorities. The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

   The minimum initial purchase is $1,000 and subsequent purchases of $100 or more may be made by sending a check, payable to Morgan Stanley Dean Witter Limited Term Municipal Trust, directly to Morgan Stanley Dean Witter Trust FSB (the "Transfer Agent" or "MSDW Trust") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting a Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative. The minimum initial purchase in the case of investments through EasyInvestSM, an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. In the case of investments pursuant to Systematic Payroll Deduction Plans (including Individual Retirement Plans), the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required if the Fund has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent.

   Shares of the Fund are sold through the Distributor or a Selected Broker-Dealer on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor or Selected Broker-Dealer. Shares of the Fund purchased through the Distributor are entitled to dividends beginning on the next business day following settlement date. Since DWR or other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. Shares purchased through the Transfer Agent are entitled to dividends beginning on the next business day following receipt of an order. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive capital gains distributions if their order is received by the close of business on the day prior to the record date for such distributions. Investors will be entitled to receive income dividends if their order is received by the close of business on the day prior to the record date for such dividends and distributions.

   Sales personnel of a Selected Broker-Dealer are compensated for shares of the Fund sold by them by the Distributor or any of its affiliates and/or by a Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

PLAN OF DISTRIBUTION

The Fund has entered into a Plan of Distribution pursuant to Rule 12b-1 under the Act with the Distributor whereby the Distributor is authorized to utilize its own resources or those of its affiliates, including MSDW Advisors, to finance certain services and activities in connection with the distribution of the Fund's shares. The principal activities and services which may be provided by the Distributor, DWR, its affiliates and other Selected Broker-Dealers under the Plan include: (1) compensation to and expenses of Morgan Stanley Dean Witter Financial Advisors and other Selected Broker-Dealer representatives and other employees of the Distributor and other Selected Broker-Dealers, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares;
(4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Fund is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the value of all assets of the Fund, subtracting all of its respective liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The net asset value per share of the Fund will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

   Certain of the Fund's portfolio securities (other than short-term taxable debt securities, futures and options) may be valued by an outside independent pricing service approved by the Fund's Trustees. The service may utilize a computerized grid matrix of tax-exempt securities and evaluations by its staff in determining what it believes is the fair value of the Fund's portfolio securities. The Board believes that timely and reliable market quotations are generally not readily available to the Fund for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service are more likely to approximate the fair value of such securities. A more detailed discussion of valuation procedures is in the Fund's Statement of Additional Information.

SHAREHOLDER SERVICES
-----------------------------------------------------------------------------

AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund (or, if specified by the shareholder, any other open-end investment company for which MSDW Advisors serves as investment manager (collectively, with the Fund, the "Morgan Stanley Dean Witter Funds")), unless the shareholder requests that they be paid in cash. Such dividends and distributions will be paid, at the net asset value per share, in shares of the Fund (or in cash if the shareholder so requests) on the monthly payment date, which will be no later than the last business day of the month for which the dividend or distribution is payable. Processing of dividend checks begins immediately following the monthly payment date. Shareholders who have requested to receive dividends in cash will normally receive their monthly dividend check during the first ten days of the following month.

EASYINVEST (SERVICE MARK). Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, or following redemption of shares of a Morgan Stanley Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Fund's Transfer Agent for investment in shares of the Fund.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment could be correspondingly reduced and ultimately exhausted.

   Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income, and generally, for state and local tax purposes.

   Shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative or the Transfer Agent for further information about any of the above services.

EXCHANGE PRIVILEGE. An "Exchange Privilege," that is, the privilege of exchanging shares of certain Morgan Stanley Dean Witter Funds for shares of the Fund, exists whereby shares of Morgan Stanley Dean Witter Funds that are multiple class funds ("Morgan Stanley Dean Witter Multi-Class Funds"), shares of Morgan Stanley Dean Witter Multi-State Municipal Series Trust and Morgan Stanley Dean Witter Hawaii Municipal Trust, which are Morgan Stanley Dean Witter Funds sold with a front-end sales charge ("FSC Funds"), and shares of Morgan Stanley Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term"), which is a Morgan Stanley Dean Witter Fund offered with a contingent deferred sales charge ("CDSC"), may be exchanged for shares of the Fund, Morgan Stanley Dean Witter Intermediate Term U.S. Treasury Trust, Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust and Morgan Stanley Dean Witter Short-Term Bond Fund, and for shares of five Morgan Stanley Dean Witter Funds which are money market funds: Morgan Stanley Dean Witter Liquid Asset Fund Inc., Morgan Stanley Dean Witter U.S. Government Money Market Trust, Morgan Stanley Dean Witter Tax-Free Daily Income Trust, Morgan Stanley Dean Witter California Tax Free Daily Income Trust and Morgan Stanley Dean Witter New York Municipal Money Market Trust (which nine funds, including the Fund, are hereinafter collectively referred to as "Exchange Funds"). Shares of the Exchange Funds received in an exchange for shares of a Morgan Stanley Dean Witter Multi-Class Fund may be redeemed and exchanged only for shares of the corresponding Class of a Morgan Stanley Dean Witter Multi-Class Fund or for shares of one of the other Exchange Funds, provided that shares of the Exchange Funds received in an exchange for Class A shares of a Morgan Stanley Dean Witter Multi-Class Fund may also be redeemed and exchanged for shares of a FSC Fund, and shares of the Exchange Funds received in an exchange for Class B shares of a Morgan Stanley Dean Witter Multi-Class Fund may also be redeemed and exchanged for shares of Global Short-Term. In addition, shares of the Exchange Funds received in an exchange for shares of a FSC Fund may be redeemed and exchanged for Class A shares of a Morgan Stanley Dean Witter Multi-Class Fund or for shares of one of the other Exchange Funds, and shares of the Exchange Funds received in an exchange for shares of Global Short-Term may be redeemed and exchanged for Class B shares of a Morgan Stanley Dean Witter Multi-Class Fund or for shares of one of the other Exchange Funds.

   An exchange to an Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund, shares of the Multi-Class Fund, the FSC Fund, Global Short-Term or the Exchange Fund are redeemed at their next calculated net asset value and exchanged for shares of the money market fund at their net asset value determined the following business day. Ultimately, any applicable CDSC will have to be paid upon redemption of shares originally purchased from Global Short-Term or a Class of a Morgan Stanley Dean Witter Multi-Class Fund that imposes a CDSC. (If shares of an Exchange Fund received in exchange for shares originally purchased from Global Short-Term or Class B of a Morgan Stanley Dean Witter Multi-Class Fund are exchanged for shares of Global Short-Term or another Morgan Stanley Dean Witter Multi-Class Fund having a different CDSC schedule than that of Global Short-Term or the Morgan Stanley Dean Witter Multi-Class Fund from which the Exchange Fund shares were acquired, the shares will be subject to the higher CDSC schedule.) During the period of time the shares originally purchased from Global Short-Term or from a Class of a Morgan Stanley Dean Witter Multi-Class Fund that imposes a CDSC remain in the Exchange Fund, the holding period (for the purpose of determining the rate of CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a Morgan Stanley Dean Witter Multi-Class Fund or shares of Global Short-Term, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a Morgan Stanley Dean Witter Multi-Class Fund or shares of Global Short-Term are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a Morgan Stanley Dean Witter Multi-Class Fund or in shares of Global Short-Term. In the case of exchanges of Class A shares of a Morgan Stanley Dean Witter Multi-Class Fund which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in shares of a FSC Fund. In the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 fees, if any, incurred on or after that date which are attributable to those shares (see "Purchase of Fund Shares--Plan of Distribution" in the respective Exchange Fund Prospectus for a description of Exchange Fund distribution fees). Exchanges may be made after the shares of the fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

ADDITIONAL INFORMATION REGARDING EXCHANGES. Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Distributor to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Distributor's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Morgan Stanley Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange.

   The Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Morgan Stanley Dean Witter Funds for which shares of the Fund may be exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), provided that six months' prior written notice of termination will be given to the shareholders who hold shares of the Exchange Funds pursuant to this Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice under certain unusual circumstances. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative regarding restrictions on exchange of shares of the Fund pledged in their margin account.

   The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain one and read it carefully before investing. Exchanges are subject to the minimum investment requirement of each Class of shares and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

   If DWR or another Selected Broker-Dealer is the current broker-dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the above Morgan Stanley Dean Witter Funds pursuant to this Exchange Privilege by contacting their Morgan Stanley Dean Witter Financial Advisor or other selected Broker-Dealer representative (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made by contacting the Transfer Agent at (800) 869-NEWS (toll-free).

   The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions will also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

   Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the experience of the Morgan Stanley Dean Witter Funds in the past.

   For further information regarding the Exchange Privilege, shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
-----------------------------------------------------------------------------

REDEMPTION. Shares of the Fund can be redeemed for cash at any time at its respective current net asset value per share (without any redemption or other charge). If shares are held in a shareholder's account without a share certificate, a written request for redemption is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption along with any additional documentation required by the Transfer Agent, to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303.

REPURCHASE. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next determined (see "Purchase of Fund Shares--Determination of Net Asset Value") after such repurchase order is received by DWR and other Selected Broker-Dealers.

PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative regarding restrictions on redemption of shares of the Fund pledged in the margin account.

INVOLUNTARY REDEMPTION. The Fund reserves the right to redeem, on 60 days' notice and at net asset value, the shares (other than shares held in an Individual Retirement Account or Custodial Account under Section 403(b)(7) of the Internal Revenue Code) of any shareholder whose shares have a value of less than $100 as a result of redemptions or repurchases, or such lesser amount as may be fixed by the Trustees or, in the case of an account opened through EasyInvestSM, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow the shareholder sixty days to make an additional investment in an amount which will increase the value of his or her account to at least the applicable amount before the redemption is processed.

REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within thirty days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of a Morgan Stanley Dean Witter Fund at net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro-rata credit for any CDSC paid in connection with such redemption or repurchase.

DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS. The Fund declares dividends on each day the New York Stock Exchange is open for business. Such dividends are payable monthly. The Fund intends to distribute substantially all of its daily net investment income on an annual basis. Dividends from net short-term or net long-term capital gains, if any, will be paid at least once each year. The Fund may, however, determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. Any dividends or distributions declared in the last quarter of any calendar year which are paid in the following calendar year prior to February 1 will be deemed received by the shareholder in the prior calendar year. Shareholders may instruct the Transfer Agent (in writing) to have their dividends paid out monthly in cash. Processing of dividend checks begins immediately follow-ing the monthly payment date. Shareholders who have requested to receive dividends in cash will normally be sent their monthly dividend check during the first ten days of the following month.

TAXES. Because the Fund intends to distribute substantially all of its net investment income and net capital gains, if any, to shareholders, and intends to otherwise comply with all the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), to qualify as a regulated investment company ("RIC"), it is not expected that the Fund will be required to pay any federal income tax.

   The Fund intends to qualify to pay "exempt-interest dividends" to its shareholders by maintaining, as of the close of each quarter of its taxable year, at least 50% of the value of its total assets in tax-exempt securities. If the fund qualifies as a RIC and satisfies such requirement, dividends from net investment income to shareholders, whether taken in cash or reinvested in additional Fund shares, will be excludable from gross income for federal income tax purposes to the extent net interest income is represented by interest on tax-exempt securities. Exempt-interest dividends are included, however, in determining what portion, if any, of a person's Social Security benefits are subject to federal income tax.

   The Code subjects interest received on certain otherwise tax-exempt securities to an alternative minimum tax. This alternative minimum tax applies to interest received on "private activity bonds" (in general, bonds that benefit non-governmental entities) issued after August 7, 1986 which, although tax-exempt, are used for purposes other than those generally performed by governmental units (e.g., bonds used for commercial or housing purposes). Income received on such bonds is classified as a "tax preference item," under the alternative minimum tax, for both individual and corporate investors. There is no percentage limitation with respect to the Fund's investments in such "private activity bonds," with the result that a portion of the exempt-interest dividends paid by the Fund may be an item of tax preference to shareholders subject to the alternative minimum tax. In addition, certain corporations which are subject to the alternative minimum tax may have to include a portion of exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

   The Fund will mail to shareholders a statement indicating the percentage of the dividend distributions for each taxable year which constitutes exempt-interest dividends and the percentage, if any, that is taxable, and the percentage, if any, of the exempt-interest dividends which constitutes an item of tax preference.

   Shareholders will normally be subject to federal personal income tax on market discount on certain taxable and tax-exempt fixed-income securities, dividends paid from interest income derived from taxable securities and on distributions of net capital gains. For federal income tax purposes, distributions of long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or cash. To avoid being subject to a 31% backup withholding tax on taxable dividends and capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to accuracy. Interest on indebtedness incurred by shareholders or related parties to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for federal income tax purposes.

   Under the Revenue Reconciliation Act of 1993, all or a portion of the Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount after April 30, 1993 will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders.

   The foregoing relates to federal income taxation as in effect as of the date of this Prospectus. Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to state franchise taxes if received by a corporation doing business in various states, and to state and local taxes. Shareholders should consult their tax advisers as to the applicability of the above to their own tax situation.

PERFORMANCE INFORMATION
-----------------------------------------------------------------------------

   From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Both the yield and the total return of the Fund are based on historical earnings and are not intended to indicate future performance. The yield of the Fund is computed by dividing the Fund's net investment income over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the maximum offering price per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the Fund's yield. The Fund may also quote tax-equivalent yield, which is calculated by determining the pre-tax yield which, after being taxed at a stated rate, would be equivalent to the yield determined as described above.

   The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment of $1,000 over periods of one, five and ten years, as well as the life of the Fund if less than any of the foregoing. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets and all expenses incurred by the Fund for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

   In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings (such as Lipper Analytical Services Inc.) and indices compiled by independent organizations (such as the Lehman Brothers Municipal Bond Index and Sub-indices).

ADDITIONAL INFORMATION
-----------------------------------------------------------------------------

VOTING RIGHTS. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

   The Fund is not required to hold Annual Meetings of Shareholders and, in ordinary circumstances, the Fund does not intend to hold such meetings.

   Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund documents include such disclaimer and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

CODE OF ETHICS. Directors, officers and employees of MSDW Advisors, MSDW Services Inc. and MSDW Distributors are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Morgan Stanley Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within 60 days of a sale or a sale within 60 days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within 30 days before or after any transaction in any Morgan Stanley Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

MASTER/FEEDER CONVERSION. The Fund reserves the right to seek to achieve its investment objective by investing all of its investable assets in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund.

SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or addresses set forth on the front cover of this Prospectus.

MORGAN STANLEY DEAN WITTER
LIMITED TERM MUNICIPAL TRUST
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Katherine H. Stromberg
Vice President

Thomas F. Caloia
Treasurer

CUSTODIAN

The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.